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                              PROSPECTUS SUPPLEMENT

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                ------------------------------------------------
                                GROUP VEL ACCOUNT

               (Supplement to Prospectus Dated November 13, 1996)

                                      * * *

                               PREFERRED LOAN OPTION
                               ---------------------

The following is inserted under the Section "LOAN PRIVILEGE" in the SUMMARY and as the last section under POLICY LOANS:

     PREFERRED LOAN OPTION - A preferred loan option is available under the Certificates. The preferred loan option will be available upon written request. It may be revoked by you at any time. If this option has been selected, after the tenth policy anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at
     an effective annual yield of at least 7.5%.   Our current practice is to
     credit a rate of interest equal to the rate being charged for the preferred loan.

     There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see "FEDERAL TAX CONSIDERATIONS"). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.


                                      * * *

                        CHANGES IN DIRECTORS AND OFFICERS

Edward J. Parry III, and J. Barry May have been elected as Directors of the Company. Mr. Parry has been Vice President and Treasurer of the Company since 1993; Assistant Vice President from 1992 to 1993; and was previously a Manager, Price Waterhouse, from 1987 to 1992. He is also a Director and Officer of Allmerica Financial Life Insurance and Annuity Company. Mr. May has been President of the Hanover Insurance Company since September, 1996. He previously served as Eastern Regional Vice-President and Regional Vice President of the New England Region of the Hanover Insurance Company. Mr. May is also a Director of Allmerica Financial.


                                      * * *


Prospectus Supplement dated November 25, 1996.
Group VEL